September 6, 2011
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409 Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861
Ladies and Gentlemen:
We have transmitted to contract owners the semiannual reports for the period ended June 30, 2011 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.
Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.
If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.
Sincerely,
/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number
American Century® Variable Portfolios, Inc.		811-05188
•	American Century VP Large Company Value Fund—Class I
•	American Century VP Mid Cap Value Fund—Class I
•	American Century VP Ultra® Fund—Class I
•	American Century VP VistaSM Fund—Class I
BlackRock Variable Series Funds, Inc.		811-03290
•	BlackRock Basic Value V.I. Fund—Class I
•	BlackRock Global Allocation V.I. Fund—Class I
•	BlackRock High Income V.I. Fund—Class I
•	BlackRock Money Market V.I. Fund—Class I
Dreyfus Investment Portfolios		811-08673
•	Dreyfus IP Technology Growth Portfolio—Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares		811-07044
Dreyfus Stock Index Fund, Inc.—Initial Shares		811-05719
Dreyfus Variable Investment Fund		811-05125
•	Dreyfus VIF Appreciation Portfolio—Initial Shares
•	Dreyfus VIF Growth and Income Portfolio—Initial Shares
•	Dreyfus VIF Money Market Portfolio
•	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
DWS Investments VIT Funds		811-07507
•	DWS Small Cap Index VIP—Class A
Invesco Variable Insurance Funds		811-07452
•	Invesco V.I. Capital Development Fund—Series I Shares
•	Invesco V.I. Core Equity Fund—Series I Shares
•	Invesco V.I. Government Securities Fund—Series I Shares
•	Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares
Janus Aspen Series		811-07736
•	Janus Aspen Balanced Portfolio—Institutional Shares
•	Janus Aspen Enterprise Portfolio—Institutional Shares
•	Janus Aspen Forty Portfolio—Institutional Shares
•	Janus Aspen Overseas Growth Portfolio—Service Shares
Morgan Stanley—The Universal Institutional Funds, Inc.		811-07607
•	Morgan Stanley UIF Core Plus Fixed Income Portfolio—Class I
•	Morgan Stanley UIF U.S. Real Estate Portfolio—Class I
Oppenheimer Variable Account Funds		811-04108
•	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
•	Oppenheimer Main Street Fund®/VA—Non-Service Shares
PIMCO Variable Insurance Trust		811-08399
•	PIMCO VIT High Yield Portfolio—Administrative Class
•	PIMCO VIT Real Return Portfolio—Administrative Class
Janus Aspen Series		811-07736
•	Janus Aspen Worldwide Growth Portfolio—Institutional Shares (closed)